UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 17, 2008

Federal Home Loan Bank of New York
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Park Avenue, Floor 5, New York, New York		10178-0599
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-441-6616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On April 17, 2008, the Board of Directors of the Federal Home Loan Bank of New York (the "Bank") voted to amend and restate its Bylaws. The foregoing was done as part of an effort to reconfigure the role of the Board’s Executive Committee. The following is a description of the provisions changed by the amendment and the previous provisions (where applicable or not clear from the context):

In Article IV, Section 1:

* a new second sentence was added to the first paragraph to establish that, in addition to the powers of the Executive Committee contained in the first sentence of the paragraph, the Executive Committee may be assigned other responsibilities from time to time by the Board;

* in the first sentence of the second paragraph, while a provision in the previous edition of the Bylaws establishing that the Board Chair shall be the Executive Committee Chair was retained, a related provision providing that the Board Chair may in turn delegate this responsibility to the Board Vice Chair if desired by the Board Chair was deleted; and

* in the first sentence of the third paragraph, while a provision in the previous edition of the Bylaws establishing that the Executive Committee shall meet as provided by its charter was retained, a related provision that the Committee shall also meet by resolution of the Board, or at the call of its Chair or of the President of the Bank, was deleted.

In Article IV, Sections 2 and 3 (in their first and third sentences, respectively) were changed to provide that final determinations regarding certain Board Committee memberships shall be made by the Board, after taking into account recommendations from the Corporate Governance Committee; the previous edition of the Bylaws provided that final determinations regarding the membership of these Committees were made by the Board, after taking into account recommendations from both the Corporate Governance Committee and the Executive Committee.

The foregoing description of the changes to the Bank’s Bylaws is not intended to be complete and is qualified in its entirety by reference to the Bylaws of the Bank which are filed with this Current Report on Form 8-K as Exhibit 3.1 and which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 Bylaws of the Federal Home Loan Bank of New York.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

April 22, 2008	By:	/s/ Patrick A. Morgan

Name: Patrick A. Morgan
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Bylaws of the Federal Home Loan Bank of New York.